Related parties (Detail 5) - UBS AG - USD ($) $ in Millions	Dec. 31, 2021	Dec. 31, 2020
Receivables
Loans and advances to customers	$ 1,049	$ 1,470
Financial assets at fair value held for trading	187	76
Other financial assets measured at amortized cost	45	38
Payables
Customer deposits	2,828	3,324
Funding from UBS Group AG	57,295	53,979
Other financial liabilities measured at amortized cost	1,887	1,820
Other financial liabilities designated at fair value	$ 2,340	$ 1,375